Miller Tabak Healthcare Transformation Fund
NASDAQ Symbol:  MTHFX

Summary Prospectus	September 30, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.MillerTabakFunds.com.  You may also obtain this information at no cost by calling 888.MTADVISORS (888-682-3847) or by sending an e-mail request to healthcare@millertabak.com.  The Fund's Statutory Prospectus and Statement of Additional Information, both dated June 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.48%
Distribution (Rule 12b-1) Fee	0.25%
Other expenses (includes 0.10% of dividend expense on short sales)[1]	0.82%
Total annual fund operating expenses	2.55%
Fee waiver and/or expense reimbursements[2]	(0.20%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	2.35%

[1]	“Other expenses” and “Dividend expenses on short sales” have been estimated for the current fiscal year.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 2.25% of average daily net assets of the Fund.  This agreement is in effect until June 30, 2011, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years

$228	$744

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies principally engaged in the development, production, or distribution of products and services related to healthcare, including biotechnology, pharmaceuticals, diagnostics, managed healthcare, medical equipment and supplies, and medical, diagnostic, biochemical, and other research and development activities (“healthcare companies”).  The Fund will consider a company to be a healthcare company if, at the time of investment, 50% or more of the company’s sales, earnings or assets for the most recent fiscal year arises from the previously described business activities related to healthcare.  The Fund's policy of investing at least 80% of its assets in healthcare companies is not a fundamental policy and may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.

The Fund invests primarily in long and short positions of healthcare companies of any size, including mid and small capitalization companies.  The Fund’s advisor looks for companies that provide new or innovative products or services, expand their reach geographically, or change directions and develop new and better ways of doing business.  The Fund maintains long positions in companies that the advisor believes are under-priced.  The Fund sells “short” securities of companies that the Fund’s advisor believes are overvalued or have poor fundamentals, management and/or internal controls.  When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price.  The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.  The extent of the Fund’s short equity positions may vary over time based on the Advisor’s assessment of market conditions (such that the market value of all short positions will not exceed 70% of the Fund’s net assets).

The Fund may invest up to 50% of its assets in foreign stocks.  The Fund may also invest in American depository receipts ("ADRs"), European depository receipts ("EDRs"), global depository receipts ("GDRs"), and exchange-traded funds (“ETFs”).  ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  An ETF is an investment company that invests in a portfolio of securities designed to track a particular market segment or index and that has shares which are bought and sold on a securities exchange.

Additionally, to achieve the Fund’s investment objective, the Fund’s advisor, when it deems appropriate, may use various investment techniques including investment in options, which are a type of derivative, and securities lending to generate income, enhance portfolio returns or to attempt to decrease portfolio volatility or risk.  The Fund’s option strategy primarily focuses on purchasing or writing (selling) options on equities and stock indices.  The Fund may also use forward foreign currency exchange contracts, which are also derivatives, to protect against currency fluctuations (hedging) in connection with its investments in foreign securities.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Equity Securities Risk.  Equity securities, of U.S. or non-U.S. issuers, involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses.

Industry Concentration Risk.  Because the Fund concentrates its investments (that is, invests more than 25% of its total assets) in the healthcare industry, the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments.  Many healthcare companies are subject to substantial governmental regulations and their economic prospects may fluctuate dramatically because of changes in the regulatory and competitive environments.  A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies--at the state or federal level--may affect the demand for healthcare products and services.  Additionally, healthcare companies include companies that offer limited products or services at the research and developmental stage with no marketable or approved products or technologies.

Foreign Securities Risk.  The prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Fund’s investments in depository receipts are also subject to these risks.

Short Sales Risk.  In connection with establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.

Derivatives Risk.  Derivatives, including options and forward foreign currency exchange contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses.  In addition, some derivatives carry the additional risk of failure to perform by the counterparty to the transaction.  The purchasing and writing of put and call options are highly specialized activities and entail greater than ordinary investment risks.  Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security or currency. The loss on derivative transactions may substantially exceed the initial investment.

Small- and Mid-Cap Company Risk.  The securities of small- or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

ETF Risk.  Shares of ETFs have many of the same risks as direct investments in common stocks or bonds although the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio of securities.  As a stockholder in an ETF, the Fund would bear its ratable share of the ETF’s management fees and expenses in addition to the Fund’s own fees and expenses.  As a result, the Fund’s shareholders, in effect, will be paying duplicate levels of fees and expenses with respect to investments in ETFs.

Non-Diversification Risk.  The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund and the Advisor are new and, as of the date of this prospectus, have no operating history.  In addition, the portfolio manager of the Fund, while having experience in the financial services industry, has not previously managed investments for a registered investment company.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Miller Tabak Advisors, LLC (the “Advisor”)

Portfolio Manager

Les Funtleyder, Portfolio Manager, has been the portfolio manager of the Fund since its inception on June 30, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Traditional and Roth IRA Accounts	$ 500	$100
Automatic Investment Plan	$1,000	$ 50
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.